Exhibit 23.02
                                                               CIPS


















                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    _________________________________________




As independent public accountants, we hereby consent to the incorporation of our report included in and incorporated by reference in this Form 10-K, into Central Illinois Public Service Company's previously filed Registration Statements File Nos. 33-29384 and 33-31475, 33-59674, 33-45506 and 33-56063
and CIPSCO Incorporated's previously filed Registration Statement File No. 33-32936.



                                               ARTHUR ANDERSEN LLP

Chicago, Illinois,
February 27, 1995













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